Vanguard® Advice Select International Growth Fund
Schedule of Investments (unaudited)
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (98.8%)
Canada (2.7%)
*	Shopify Inc. Class A	227,441	18,211
China (7.6%)
	Tencent Holdings Ltd.	489,600	16,995
*,1	Meituan Class B	1,855,050	14,920
*	PDD Holdings Inc. ADR	110,418	14,009
*	NIO Inc. ADR	866,201	4,868
			50,792
Denmark (2.8%)
*	Genmab A/S	68,620	18,975
France (10.7%)
	Hermes International SCA	14,548	30,691
	Kering SA	56,801	23,332
	L'Oreal SA	37,295	17,848
			71,871
Germany (5.9%)
*,1	Delivery Hero SE Class A	741,092	16,815
*,1	Zalando SE	674,472	13,467
*	BioNTech SE ADR	99,739	9,479
			39,761
Italy (4.6%)
	Ferrari NV	89,481	31,205
Japan (1.3%)
	M3 Inc.	549,000	8,663
Netherlands (18.8%)
	ASML Holding NV	104,901	91,011
*,1	Adyen NV	28,259	35,442
			126,453
South Korea (2.1%)
*	Coupang Inc.	999,711	13,996
Sweden (10.4%)
*	Spotify Technology SA	218,083	46,964
	Atlas Copco AB Class B	957,474	13,259
*	Kinnevik AB Class B	931,326	10,007
			70,230
United Kingdom (4.8%)
*	Ocado Group plc	2,973,885	20,371

			Shares	Market Value ($000)
*		Wise plc Class A	1,133,517	11,562
				31,933
United States (27.1%)
*		MercadoLibre Inc.	55,479	94,970
		NVIDIA Corp.	74,797	46,020
*		Moderna Inc.	230,619	23,304
*		Tesla Inc.	62,425	11,692
*		SolarEdge Technologies Inc.	68,291	4,541
*		Ginkgo Bioworks Holdings Inc. Class A	1,461,464	1,768
				182,295
Total Common Stocks (Cost $622,229)				664,385
		Coupon
Temporary Cash Investments (2.4%)
Money Market Fund (2.4%)
[2]	Vanguard Market Liquidity Fund (Cost $16,466)	5.410%	164,693	16,468
Total Investments (101.2%) (Cost $638,695)				680,853
Other Assets and Liabilities—Net (-1.2%)				(8,135)
Net Assets (100%)				672,718
Cost is in $000.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, the aggregate value was $80,644,000, representing 12.0% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

ADR—American Depositary Receipt.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	200,506	—	—	200,506
Common Stocks—Other	89,316	374,563	—	463,879
Temporary Cash Investments	16,468	—	—	16,468
Total	306,290	374,563	—	680,853